UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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5151 Corporate Drive
Troy, Michigan, 48098

FLAGSTAR BANCORP

Supplement No. 1 to
Proxy Statement dated April 21, 2020

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS OF FLAGSTAR BANCORP TO BE HELD ON June 2, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Flagstar Bancorp (the “Company”) dated April 21, 2020, furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 2, 2020 at 8:30 a.m. (EST).

Except for the change of location of the Annual Meeting and the related information set forth herein, this Supplement does not revise or update any other information set forth in the Proxy Statement, and should be read in conjunction with the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

The date of this Proxy Statement Supplement is May 29, 2020.

FLAGSTAR BANCORP

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, June 2, 2020

Due to public health concerns resulting from the coronavirus (COVID-19), and the related protocols that federal, state, and local governments have implemented, NOTICE IS HEREBY GIVEN that the location of the 2020 annual meeting of shareholders of Flagstar Bancorp has been changed. As previously announced, the annual meeting will be held on Tuesday, June 2, 2020 at 8:30 a.m., Eastern Time. For your health and safety, we will hold our annual meeting this year solely by means of remote communication via audio webcast at www.virtualshareholdermeeting.com/FBC2020. You will not be able to attend the annual meeting in-person.

To participate in our annual meeting, including to vote during the meeting, access the meeting website at www.virtualshareholdermeeting.com/FBC2020 and enter the 16-digit control number found in the email or on the Notice of Internet Availability of Proxy Materials previously provided to notify you of the availability of our proxy materials, or on the proxy card or voting instruction form that was mailed to you with our proxy materials.

As always, we encourage you to vote your shares prior to the meeting. You may continue to use the proxy card or voting instruction form included with the proxy materials previously distributed to vote your shares.

Record date:

Flagstar Bancorp shareholders as of the close of business on April 3, 2020 will be entitled to vote at our annual meeting and any adjournments or postponements of the meeting.

Your vote is very important:

Please submit your proxy as soon as possible by the Internet, telephone, or mail. Submitting your proxy by one of these methods will ensure your representation at the annual meeting regardless of whether you attend the meeting online.

Please refer to the following pages for additional information regarding our annual meeting.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on June 2, 2020:

Our 2020 Proxy Statement and 2019 Annual Report to shareholders are available on our Investor Relations website at http://investors.flagstar.com/corporateprofile.

About Flagstar

Flagstar Bancorp, Inc. (NYSE: FBC) is a $26.8 billion savings and loan holding company headquartered in Troy, Mich. Flagstar Bank, FSB, provides commercial, small business, and consumer banking services through 160 branches in Michigan, Indiana, California, Wisconsin and Ohio. It also provides home loans through a wholesale network of brokers and correspondents in all 50 states, as well as 87 retail locations in 28 states, representing the combined retail branches of Flagstar and its Opes Advisors mortgage division. Flagstar is a leading national originator and servicer of mortgage and other consumer loans, handling payments and record keeping for $225 billion of loans representing nearly 1.1 million borrowers. For more information, please visit flagstar.com.

FLAGSTAR BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
TUESDAY, JUNE 2, 2020

QUESTIONS & ANSWERS: VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

Why is this year’s annual meeting being held in a virtual-only format?
Our preference is to hold an in-person annual meeting of shareholders. However, due to public health concerns resulting from the coronavirus (COVID-19), and the related protocols that federal, state, and local governments have implemented, our Board of Directors has determined to hold our annual meeting solely by means of remote communication via webcast. This is often referred to as a “virtual annual meeting.” The webcast will allow all shareholders to join the meeting, regardless of location. As with an in-person meeting, you will be able to vote and ask questions during the meeting. Our decision to hold the annual meeting in a virtual format relates only to the 2020 Annual Meeting.
How can I participate in the annual meeting?
This year’s annual meeting will be conducted via live webcast. Shareholders of record and beneficial holders of common stock as of the close of business on April 3, 2020 will be entitled to attend and participate in the Annual Meeting in a listen-only mode. Join the annual meeting by accessing the meeting website at www.virtualshareholdermeeting.com/FBC2020. Shareholders of record will need to use their 16-digit control number to log into the website to be able to vote during the meeting. The 16-digit control number can be found on the proxy card, voting instruction form or other notices shareholders received previously. Registered shareholders can email FBCInvestorRelations@Flagstar.com through Monday, June 1 to obtain their control number. Those without a control number or not wishing to vote during the meeting may enter the virtual meeting as a guest.
The annual meeting is scheduled to begin at 8:30 a.m., Eastern Time, on Tuesday, June 2, 2020. Online access will begin at 8:15 a.m., Eastern Time; we encourage you to access the meeting webcast prior to the start time. Rules of conduct for the annual meeting will be available once you access the meeting webcast and will also be available on our Investor Relations website.
How can I ask questions?
You can submit questions in writing to the virtual meeting website during the annual meeting. You must first join the meeting with your 16-digit control number as described above in “How can I participate in the annual meeting?”
We intend to answer questions pertinent to company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Guidelines for submitting written questions during the meeting will be available in the rules of conduct for the annual meeting.

Will I be able to vote my shares during the annual meeting?
You will be able to vote your shares electronically during the annual meeting.

Please see page 3 of our Proxy Statement for additional information on voting. As always, we encourage you to vote your shares prior to the annual meeting.
How can I review the list of registered stockholders?
A list of registered holders entitled to vote at our annual meeting will be available for inspection during our annual meeting at www.virtualshareholdermeeting.com/FBC2020, using the 16-digit control number as described above, for a purpose germane to the annual meeting.
What if I have technical difficulties or trouble accessing the annual meeting webcast?
If you encounter difficulties joining the annual meeting webcast during check-in at the meeting time, please call the technical support number posted on the annual meeting webcast login page.
Information addressing technical difficulties occurring before or during the meeting will also be addressed in the rules of conduct for the annual meeting, described above in “How can I ask questions?”